UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2016 (July 20, 2016)

YADKIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300
Raleigh, North Carolina 27612
(Address of principal executive offices, including zip code)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On July 21, 2016, F.N.B. Corporation and Yadkin Financial Corporation issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated as of July 20, 2016. A copy of the joint press release is attached hereto as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Information
This Current Report on Form 8-K contains certain forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which contain, but are not limited to, Yadkin’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to certain risks and uncertainties. In addition to factors previously disclosed in F.N.B.’s and Yadkin’s reports filed with the SEC and those identified elsewhere in this report, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: failure to obtain all regulatory approvals and meet other closing conditions to the merger, including approval by the shareholders of F.N.B. and Yadkin, respectively, on the expected terms and time schedule; delay in closing the merger; difficulties and delays in integrating the F.N.B. and Yadkin businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. products and services; potential difficulties encountered in expanding into a new market; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System and legislative and regulatory actions and reforms. F.N.B. and Yadkin do not undertake any obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this report.

Additional Information About the Merger and Where to Find It

Communications in this document do not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed merger, F.N.B. Corporation will file with the SEC a Registration Statement on Form S-4 that includes a Joint Proxy Statement of F.N.B. and Yadkin and a Prospectus of F.N.B., as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF F.N.B. CORPORATION AND YADKIN FINANCIAL CORPORATION ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents F.N.B. and Yadkin have filed with the SEC, may be obtained free of charge at the SEC’s internet site, http://www.sec.gov. Copies of the documents F.N.B. has filed with the SEC may be obtained, free of charge, by contacting James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317; and copies of the documents Yadkin has filed with the SEC may be obtained free of charge at Yadkin’s website at www.yadkinbank.com.

F.N.B. and Yadkin and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Yadkin in connection with the merger. Information concerning such participants’ ownership of Yadkin common stock will be set forth in the Joint Proxy Statement/Prospectus regarding the merger when it becomes available.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits

99.1	Joint Press Release of F.N.B. Corporation and Yadkin Financial Corporation, dated July 21, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 21, 2016	YADKIN FINANCIAL CORPORATION

		By:	/s/ Terry S. Earley
Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint Press Release of F.N.B. Corporation and Yadkin Financial Corporation, dated July 21, 2016